SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 22, 2019 (January 15, 2019)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 15, 2019, Shineco Inc. (the “Company”) decided to change its independent registered public accounting firm for the annual report of the fiscal year ending June 30, 2019 and the remainder of the fiscal year ending June 30, 2019. On January 15, 2019, the Board of Directors of the Company (the “Board”) approved the appointment of Centurion ZD CPA Ltd. (“Centurion”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2019 and the dismissal of Wei, Wei & Co., LLP (“Wei Wei”) from that role, each effective as of January 15, 2019.

(a) Dismissal of independent registered public accounting firm

Wei Wei’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2018 and 2017, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2018 and 2017, and the subsequent interim period through January 22, 2019, there were (i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Wei Wei on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to WeiWei’s satisfaction, would have caused Wei Wei to make reference thereto in their reports, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) except that Wei Wei advised the Company of material weaknesses related to ineffective disclosure controls and procedures as the Company does not have a Chief Financial Officer that is familiar with the accounting and reporting requirements of a U.S. publicly-listed company, and it did not have U.S. GAAP full-time qualified personnel in the accounting department to monitor the recording of the daily transactions and the lack of segregation of duties for accounting personnel who prepared and reviewed the journal entries during the fiscal years ended June 30, 2018 and 2017.

The Company provided Wei Wei with a copy of the disclosures made within this Current Report on Form 8-K and requested that WeiWei furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of Wei Wei’s letter dated January 22, 2019 is filed as Exhibit 16.1 hereto.

(b) Appointment of new independent registered public accounting firm

During the fiscal year ended June 30, 2018, and the subsequent interim period through January 15, 2019, neither the Company nor anyone on its behalf consulted with Centurion regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Centurion, in either case where written or oral advice provided by Centurion would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor, Wei Wei or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Wei, Wei & Co., LLP to the Securities and Exchange Commission dated January 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: January 22, 2019	By:	/s/ Yuying Zhang
Yuying Zhang, Chief Executive Officer

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